SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 7, 1998

                                 Honeywell Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                   1-971                  41-0415010
 ----------------         ----------------        --------------------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification No.)
  incorporation)

                                 Honeywell Plaza
                          Minneapolis, Minnesota 55408
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (612) 951-1000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
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On April 7, 1998, a three judge panel of the United States Court of Appeals for the Federal Circuit (the `Federal Circuit') issued its second decision in the Litton Systems, Inc. v. Honeywell Inc. patent/tort case which had been remanded by the U.S. Supreme Court to the Federal Circuit panel for reconsideration in light of the U.S. Supreme Court's decision in the WARNER-JENKINSON V. HILTON-DAVIS case. In its decision, the Federal Circuit panel:

1. Affirmed the trial court's grant of Judgement As a Matter of Law (`JMOL') that Honeywell's hollow cathode and RF ion beam processes do not literally infringe the asserted claims of Litton's `849 reissue patent (`Litton's patent');

2. Vacated the trial court's grant of JMOL that Honeywell's RF ion beam process does not infringe the asserted claims of Litton's patent under the doctrine of equivalents, vacated the jury's verdict on that issue, and remanded that issue to the U.S. District Court, Central District of California (the `trial court') for further proceedings;

3. Vacated the jury's verdict that Honeywell's hollow cathode process infringes the asserted claims of Litton's patent under the doctrine of equivalents and remanded that issue to the trial court for further proceedings;

4. Reversed the trial court's grant of JMOL with respect to the torts of intentional interference with contractual relations and intentional interference with prospective economic advantage, vacated the jury's verdict on that issue, and remanded the issue to the trial court for further proceedings;

5. Affirmed the trial court's grant of a new trial to Honeywell on damages, if necessary;

6.   Affirmed the trial court's order granting intervening rights to Honeywell;

7. Reversed the trial court's grant of JMOL and reinstated the jury's verdict that the asserted claims of Litton's patent are not invalid for obviousness; and

8. Reversed the trial court's determination that Litton had obtained its `849 reissue patent through inequitable conduct.

Litton has indicated that it will seek further appellate review of this decision and an expedited scheduling of the pending antitrust damages only retrial before Judge Pfaelzer. Honeywell intends to vigorously oppose any such actions by Litton.

On April 8, 1998, the Registrant issued a News Release regarding the foregoing, a copy of which is filed herewith as Exhibit 99(i). Further information regarding these matters is set forth in Part II, Item 1 of the Registrant's Annual Report on Form 10K for the year ended December 31, 1997, as filed with the Commission on March 18, 1998.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)  Exhibits:

     99(i) Honeywell Inc. News Release dated April 8, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HONEYWELL INC.

                                        By: /s/ Edward D. Grayson
                                            --------------------------
                                              Edward D. Grayson
                                              Vice President and
                                              General Counsel

Date: April 20, 1998

                                INDEX TO EXHIBITS


Exhibit No.
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  99(i)        Honeywell Inc. News Release dated April 8, 1998.